                                                                    Exhibit (1)

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ Newton P.S. Merrill
----------------------------------
Newton P.S. Merrill, Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ Edward L. Gardner
----------------------------------
Edward L. Gardner, Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ James E. Quinn
----------------------------------
James E. Quinn, Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ Kim D. Kelly
-------------------------
Kim D. Kelly, Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ John R. Alchin
-------------------------
John R. Alchin, Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ Joseph Mauriello
--------------------------
Joseph Mauriello, Director

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or officer of BNY Hamilton Funds, Inc., a Maryland corporation (the "Corporation"), does hereby constitute and appoint Jennifer English, Troy Huliba, Joseph Murphy, Guy Nordahl, Kim Smallman and Laurin JM Wisnor, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended (the "Securities Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "SEC"), in connection with the registration under the Securities Act of the shares of common stock of the Corporation (the "Securities") and in connection with the registration of the Corporation under the 1940 Act, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for on behalf of the Corporation and the undersigned, the name of the undersigned as Director or an officer, as appropriate, of the Corporation to a Registration Statement or to any amendment thereto filed with the SEC with respect to the Securities or with respect to the Corporation and to any instrument or document filed as part of, as an exhibit to or in connection with any Registration Statement or amendment.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of February 14, 2007.

/s/ Karen R. Osar
-------------------------
Karen R. Osar, Director